Exhibit 99.1
FOURTH AMENDING LEASE AGREEMENT
WHEREAS THE WESTAIM CORPORATION (“Lessor”) and NUCRYST PHARMACEUTICALS CORP. (“Lessee”) entered into a Memorandum of Lease Agreement dated July 1, 2005 (the“ Original Lease Agreement”) which was amended by Letter Agreement dated November 14, 2005 (the “First Amending Lease Agreement”), by a second amending lease agreement dated April 27, 2006 (the “Second Amending Lease Agreement”) and by a third amending lease agreement dated August 8, 2006 (the “Third Amending Lease Agreement”) collectively the “Lease Agreement”;
AND WHEREAS the parties hereto wish to further amend the Lease Agreement;
NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration now exchanged by and between the parties (the receipt and sufficiency of which consideration is hereby irrevocably acknowledged by the parties), the parties hereto agree as follows:
1.	The second paragraph of clause 1(b) of the Second Amending Lease Agreement will be deleted in its entirety and replaced by the following:

“The video conferencing equipment in the Boardroom as at April 1st, is hereby sold, transferred, assigned and conveyed to Nucryst Pharmaceuticals Corp. (“Nucryst”), effective April 1, 2007.”

2.	On or before September 30, 2007 the Lessee will surrender all rights under the Lease Agreement in respect of that portion of the Leased Premises identified in Exhibit 1 attached hereto (the “1st Floor Surrendered Premises”) and will vacate the 1st Floor Surrendered Premises on or before such date in accordance with the provisions of sections 4.3 and 17.5 of the Lease Agreement. In that regard, the Lessee shall execute and deliver a Surrender Agreement respecting the 1st Floor Surrendered Premises, in a form reasonably required by the Lessor, effective as of the date that it surrenders and vacates the 1st Floor Surrendered Premises (the “1st Floor Surrender Date”). If the Lessee experiences unforeseen delays in vacating the 1st Floor Surrendered Premises by September 30, 2007, upon the consent of the Lessor, which consent shall not be unreasonably withheld, the said date shall be extended for a time period of not more than 30 days.

3.	From and after the 1st Floor Surrender Date, the Lessee will be released from all Basic Rent and Additional Rent obligations for the 1st Floor Surrendered Premises and a proportionate reduction will apply in the allocation of costs of the Complex Common Facilities in accordance with the reduced square footage of the Leased Premises occupied by the Lessee effective the 1st Floor Surrender Date, and the Lessor will be released from all further obligations accruing under the Lease Agreement after the 1st Floor Surrender Date respecting the 1st Floor Surrendered Premises. Notwithstanding the foregoing, the Lessee shall not be released from any obligations respecting the 1st Floor Surrendered Premises under the Lease Agreement which remain unsatisfied at the 1st Floor Surrender Date.

4.	On or before June 30th, 2008 the Lessee will surrender all rights under the Lease Agreement in respect of that portion of the Leased Premises identified in Exhibit 2 attached hereto (the “3rd Floor Surrendered Premises”) and the three parking stalls identified in Exhibit 3 (the “Surrendered Parking Stalls”) attached hereto and vacate the 3rd Floor surrendered Premises and the Surrendered Parking Stalls in accordance with sections 4.3 and 17.5 of the Lease Agreement. In that regard, the Lessee shall execute and deliver a Surrender Agreement respecting the 3rd Floor Surrendered Premises and the Surrendered Parking Stalls, in a form reasonably required by the Lessor, effective as of the date that it surrenders and vacates the 3rd Floor Surrendered Premises and the Surrendered Parking Stalls (the “3rd Floor Surrender Date”). If the Lessee experiences unforeseen delays in vacating the 3rd Floor Surrendered Premises by June 30, 2008, upon the consent of the Lessor, which consent shall not be unreasonably withheld, the said date shall be extended for a time period of not more than 30 days.

5.	From and after the 3rd Floor Surrender Date, the Lessee will be released from all Basic Rent and Additional Rent obligations for the 3rd Floor Surrendered Premises and the Surrendered Parking Stalls and a proportionate reduction will apply in the allocation of costs of the Complex Common Facilities in accordance with the reduced square footage of the Leased Premises occupied by the Lessee effective the 3rd Floor Surrender Date, and the Lessor will be released from all further obligations accruing under the Lease Agreement after the 3rd Floor Surrender Date respecting the 3rd Floor Surrendered Premises and the Surrendered Parking Stalls. Notwithstanding the foregoing, the Lessee shall not be released from any obligations respecting the 3rd Floor Surrendered Premises and the Surrendered Parking Stalls under the Lease Agreement which remain unsatisfied at the 3rd Floor Surrender Date.

6.	Section 4.5 of the Lease is deleted in its entirety and replaced with the following:
“4.5	Lease Option

The Lessor and the Lessee acknowledge that, on or before June 30, 2008, Umicore Canada Inc. (“Umicore”) may notify the Lessor in writing (hereinafter called the “Surrender Notification”) that it wishes to surrender to the Lessor no later than December 31, 2008 laboratory space on the main floor of the MMC Building that represents a single block of space contiguous with the boundary of the Leased Premises (the “Umicore Surrendered Lab Space”). The Lessor shall provide to the Lessee the Surrender Notification forthwith upon receipt thereof, and the Lessee shall then have the sole, exclusive and irrevocable option to lease any Umicore Surrendered Lab Space (the “Lease Option”). The Lessee shall exercise the Lease Option by providing to the Lessor written notice within fifteen (15) days following the receipt of the Surrender Notice from the Lessor, which notice shall state its intention to exercise the Lease Option unconditionally, and set forth in a diagram the Umicore Surrendered Lab Space for which it is exercising the Lease Option (the “Option Additional Space”), failing which the Lease Option shall expire. Provided that the Lease Option has been exercised in this manner, the Lessee shall enter into a lease document for the Option Additional Space in the same form, mutatis mutandis, as the Lease, which lease document shall incorporate the following terms and conditions:

(a)	the Lessee shall pay basic rent for the Option Additional Space in the amount of $10.00 per square foot up to and including June 30, 2015, plus its proportionate share operating costs applicable to the Option Additional Space;

(b)	the term of the lease shall be co-extensive with the Term of Lease, with the rights of renewal and renewal term rents as provided for in the Lease, mutatis mutandis, to the Option Additional Space;

(c)	the term shall commence on the first day of the month immediately succeeding the month during which Umicore vacated the Umicore Surrendered Lab Space;

(d)	any improvements to the Option Additional Space shall be approved in advance by the Lessor, acting reasonably, and shall be planned and completed at the sole cost and risk of the Lessee. The Lessee’s possession of the Umicore Surrendered Lab Space shall be without payment of any Basic Rent or Additional Rent whatsoever for the first three months of the term, for the purpose of readying such premises for its occupancy by, inter alia, installation of such tenant improvements as approved by the Lessor. The Lessee’s obligation to pay Basic Rent and Additional Rental for the Option Additional Space shall commence on the earlier of occupancy thereof or the expiry of the aforesaid 90 day period.
If the Lessee fails to exercise the Lease Option in the manner aforesaid the Lessor shall be at liberty to either take possession or lease to a third party the Umicore Surrendered Lab Space.”
7.	For greater certainty, upon the surrender of the 1st Floor Surrendered Premises, the 3rd Floor Surrendered Premises and the Parking Spaces as described herein from time to time, the Lease Agreement will automatically be deemed to have been amended such that:
(a)	any and all reference to R&D/ AIMS I is removed from the Lease Agreement; and

(b)	the definition of “Lands” in the Lease Agreement shall exclude reference to the lands upon which R&D/ AIMS I is located, being Lot 49 Block 1 Plan 042 4648;
all terms and conditions and definitions in the Lease Agreement will automatically be deemed to be amended to bring full force and effect to the above amendments.

8.	The Lessor confirms that the following services, currently supplied by the Lessor to the Lessee, will continue to be provided to the Lessee to such standards and upon the same terms and conditions under which they have been provided to date:
(a)	Security and emergency response services (the particulars of which are contained in the Services Agreement now in existence between The Westaim Corporation and Sherritt International, Inc.).
Such services shall be billed to the Lessee (in accordance with past conduct) at the Lessor’s cost thereof, without any mark-up whatsoever for administration, overhead or otherwise.

9.	To the extent that the server room located on the first floor of the AIMS I Building formed party of the Leased Premises prior to the date hereof, it is deemed to be included in the 1st Floor Surrendered Premises. However, the Lessee shall be entitled to use the server room until December 31, 2007, in conjunction with others.

10.	The Lessee shall have the option to include the cafeteria located adjacent to the boardroom on the main floor of the MMC Building as shown as a part of the Complex Common Facilities on Schedule B-2 to the Second Amending Lease Agreement (the “Small Cafeteria Space”) as part of the Leased Premises under the Lease, which option shall be exercised on or before June 30 2008 by the Lessee on written notice to the Lessor, and thereupon, the following shall apply:
(a)	the “Complex Common Facilities”, as defined in the Lease, shall be deemed to be amended by deletion of the Small Cafeteria Space effective on the 30th day after the aforesaid written notice to the Lessor;

(b)	the “Leased Premises”, as defined in the Lease, shall be deemed to be amended by the addition of the Small Cafeteria Space as part thereof, such amendment to be effective on the 30th day after the aforesaid written notice to the Lessor. For the purpose of calculation of Basic Rent respecting the Small Cafeteria space, the Lessor shall make a measurement thereof at the time of commencement of occupation thereof by the Lessee and such measurement shall be binding on the parties;

(c)	any improvements to the Small Cafeteria Space shall be approved in advance by the Lessor, acting reasonably, and shall be planned and completed at the sole cost and risk of the Lessee. The Lessee shall be entitled to possession of the Small Cafeteria Space effective on the 30th day after the aforesaid written notice to the Lessor for a period of 90 days therefrom without payment of any Basic Rent or Additional Rental whatsoever, for the purpose of readying such premises for its occupancy by, inter alia, installation of such tenant improvements as approved by the Lessor. The Lessee’s obligation to pay Basic Rent and Additional Rental for the Small Cafeteria Space shall commence on the earlier of occupancy thereof or the expiry of the aforesaid 90 day period.
11.	Section 4.6 of the Lease shall be deemed to be deleted and replaced with the following:
“4.6	Construction Option

From time to time, up until July 1, 2019 while this Lease is in effect, provided that the Lessee is not in default under this Lease, the Lessee shall have an option to construct and improve an expansion to the Building to be owned by the Lessor and leased to the Lessee (the “Construction Option”). The Construction Option shall be exercised by the Lessee giving written notice to the Lessor that the Lessee intends to construct and improve an expansion to the Building (such expansion from time to time being referred to as the “Expansion Additional Space”), whereupon the Lessor and the Lessee shall:

(a)	commence, conduct and continue good faith negotiations to conclude a written development agreement for the expansion of the Building to a comparable standard (the “Building Expansion”) as reasonably required by the parties to allow for the Lessee’s planning, construction, fixturing, equipment and utility installation and finishing of the Expansion Additional Space to meet the requirements and purposes reasonably required by the Lessee in accordance with standards and specifications reasonably required by the Lessee (the “Lessee Expansion Requirements”) and the timing of such expansion. These negotiations shall include, without limitation: the selection of the architect, consulting engineer, general contractor and insurer, the design of the Building Expansion, the determination of the area of the Lands upon which the Building Expansion will be located (the “Land Lease Area”) and the areas of the Lands which will be required as easement areas for access to the Lands during construction thereof and as permanent easement areas for access across portions of the Lands and from adjacent lands to the Expansion Additional Space during occupancy by the Lessee;

(b)	upon conclusion of the development agreement between the Lessee and the Lessor respecting the Building Expansion and the Lessee’s Expansion Requirements, the Lessee shall be entitled to proceed with the application for all permits necessary for the construction of the Building Expansion and the Expansion Additional Space (the “Permits”) and to obtain the consents of any third parties where required according to the plans for the Building Expansion (the “Consents”) and the Lessor shall cooperate fully in this process, including, without limitation, execution and delivery of such documentation as is reasonably required by the Lessee for these purposes;

(c)	in the event that the applications and negotiations by the Lessee for the Permits and Consents results in any changes to the Building Expansion or the Expansion Additional Space, then, prior to proceeding with construction, the Lessee shall seek the written consent of the Lessor to such changes, such consent not to be unreasonably withheld;

(d)	after obtaining the necessary Permits and Consents for the construction of the Building Expansion and the Expansion Additional Space, and upon the Lessee shall be entitled, at its sole cost and risk, to construct the Building Expansion and the Expansion Additional Space and all fixturing, finishing, equipment and utility installations contemplated by the Lessee Expansion Requirements, all in accordance with the development agreement, applicable Governmental Requirements, the Permits and Consents. Until commencement of construction of the Building Expansion, the Lessee shall not be obligated to proceed with construction, provided however, that, upon commencement of construction, the Lessee shall be obligated to proceed with such construction in accordance with all applicable Governmental Requirements and in a good and workmanlike manner with reasonable due diligence and complete such construction within a reasonable period of time;

(e)	Until the time that the Building Expansion is substantially complete (as determined by the Lessor’s consultant) the Lessee shall be entitled to use and occupy the Land Lease Area, the Building Expansion and the Expansion Additional Space without payment of any amount of rental whatsoever to the Lessor. During the course of construction of the Building Expansion the Lessee shall be solely responsible for Operating Costs relating to the Building Expansion. From and after the time of substantial completion of the Building Expansion (as determined by the Lessor’s consultant), the development agreement shall cease to have effect by its terms, the Lessee shall take possession of the Expansion Additional Space as the tenant of the Lessor, and the Expansion Additional Space will be added to the definition of Leased Premises in the Lease Agreement, except that the Lessee shall not be required to make payment of any Basic Rent for the Expansion Additional Space for the remainder of the Term during which the Building Expansion became substantially complete, together with one (1) renewal exercised pursuant to section 4.6(h) hereof (“Basic Rent Free Period”). For certainty, it is hereby acknowledged that, although the Lessee will not be required to make payment of Basic Rent for the Basic Rent Free Period, it shall be required to make payment of Additional Rent respecting the Expansion Additional Space during the Basic Rent Free Period;

(f)	the Lessee is hereby granted a right of way and easement over the Lands for the purpose of construction of the Building Expansion and for access to the Expansion Additional Space;

(g)	in the event that there are any conflicts with the Lessee Expansion Requirements and any applicable Governmental Requirements relating to the Lessee Expansion Requirements, the said Governmental Requirements shall supersede and govern and the Lessee Expansion Requirements shall be deemed to be amended accordingly;

(h)	upon completion of the Expansion Additional Space, the term of the lease for the Expansion Additional Space shall be the same as the Term remaining for the Leased Premises at the time the Building Expansion became substantially complete (as determined by the Lessor’s consultant). In the event that the time remaining under the Term is, or will be, shorter than five years from the date of substantial completion as determined, and provided that the Lessee is not in default under this Lease at the expiry of the Term, then notwithstanding anything else contained in this Lease (and in particular the time limits contained in the renewal option provisions in section 4.4 hereof) but subject always to section 4.4(d) hereof, concurrently with its exercise of the Construction Option, the Lessee shall have the right to exercise the next applicable renewal option pursuant to section 4.4 hereof;

(i)	The Lessee shall be solely responsible for all Construction Costs relating to the Building Expansion and Expansion Additional Space, and shall pay to the Lessor any and all Planning Costs incurred by the Lessor after the date that the Lessee exercises the Construction Option. The Lessee agrees to make payment to the Lessor of such Planning Costs within ten days from the date that the Lessor invoices the Lessee for such costs. In default of such payment, the Lessee agrees to pay interest to the Lessor on the outstanding amount of such Planning Costs at the rate of 18% per annum until paid.”
12.	In section 9.1 of the Lease, the reference to “Lessor” in the third last line thereof shall be amended to read “Lessee, at its sole cost and expense,”.

13.	Section 15.7 of the Lease shall be deemed to be amended as follows:
(a)	The words: “(either en bloc or as individual, discrete parcels, as the case may be)” contained in the 2nd line of section 15.7 are deemed to be deleted;

(b)	Section 15.7 (a) shall be deemed to be deleted;

(c)	The clause: “provided that the Lessor has not entered into an agreement to sell the Lands, or portions thereof, pursuant to the Sherritt Right of First Offer,” appearing at lines 2 and 3 in section 15.7 (b) shall be deemed to be deleted.

(d)	The following sentence shall be inserted at the end of section 15.7:

“It is hereby acknowledged and agreed that the Lessee’s Right of First Offer shall not apply to any attempt by the Lessor to sell the Lands in conjunction with a sale of material business assets of the Lessor or in conjunction with a sale of other material lands owned by the Lessor in the vicinity of the Lands.”
The parties hereby further acknowledge and agree that the Lessee’s Right of First Offer as outlined in section 15.7 of the Lease is hereby ratified and confirmed and it is agreed between the parties that the same remains remain in full force under the Lease, as amended hereby, after the transfer of title for the Lands to Sherritt International Corporation.

14.	Schedule C to the Lease shall be deemed to be deleted and replaced with the Schedule C contained in Exhibit 4 attached hereto.

15.	Except as herein amended, all other provisions, terms and conditions of the Lease Agreement shall remain the same and in full force and effect.

16.	All capitalized terms used herein but not defined shall have the meanings defined therefore in the Lease Agreement.

17.	This Agreement may be executed in one or more counterpart, each of which shall be deemed to be the original, but all of which together shall constitute one and the same instrument. Counterparts may be executed either in original or facsimile form.
[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have executed this Agreement by the hands of their duly authorized officers in that regard, whose signatures alone are sufficient to bind the parties to the terms hereof, effective the ___day of April, 2007.

THE WESTAIM CORPORATION		NUCRYST PHARMACEUTICALS CORP.

Per:	/s/ Brian D. Heck	Per:	/s/ Eliot M. Lurier

Name:	Brian D. Heck		Eliot M. Lurier
Title:	Vice President, General Counsel & Secretary		Vice President, Finance & Administration Chief Financial Officer

		Per:	/s/ Carol L. Amelio

Carol L. Amelio
Vice President, General Counsel & Corporate Secretary

Exhibit 3

Plant North
B Ave.
1St.
EH & S
R & D
SECURITY
SOUTH GATE

Exhibit 4
Schedule “C”
Tenant’s Fixtures & Leasehold Improvements
I.	Nucryst Pharmaceutical Corp. (“Nucryst”)

1.0	Plant Equipment

Roll Coater One: RC-1
•	Vacuum Vessel
•	Four complete pump trains including:
–	E2M275 rotary vacuum pumps
–	EH2600 Boosters
–	Aerzen blowers c/w 40 HP GE motors
–	All valves, piping and instrumentation
–	Pump stands
•	One diffusion pump
•	One Polycold cryopump
•	PLC cabinet complete with all cables and instruments
•	Web drive cabinet
•	MDX cabinet c/w power supplies and wiring
•	UPS including circuit panel “F”, panel “UPS”, and transformer
•	Magnetron chilled water system including:
–	water pump
–	heat exchanger
–	water tank
–	controller & valve
–	all instrumentation associated with system
•	Motor control center #7 (RC-I basement)
•	Air handler AS-II (RC-I cooling)
•	One ton budget crane complete
•	Oxygen control panel complete
Roll Coater Two: RC-2 a.k.a. APIC-l
•	Vacuum Vessel
•	One complete pump train including:
–	E2M275 rotary vacuum pump
–	EH2600 Booster
–	Aerzen blowers c/w 40 HP GE motor
–	All valves, piping and instrumentation
–	Pump stand
•	Motor control center #8 in RC-2 electrical room c/w transformers
•	Control cabinet c/w all cabling and instrumentation
•	Logic/drive cabinet c/w all cabling and instrumentation
•	MDX cabinet c/w all power supplies and wiring

Roll Coater Three: RC-3
•	Vacuum Vessel
•	Two complete pump trains including:
–	E2M275 rotary vacuum pumps
–	EH2600 Boosters
–	Aerzen blowers c/w 40 HP GE motors
–	All valves, piping and instrumentation
–	Pump stands
•	One Polycold cryopump
•	PLC cabinet complete with all cables and instruments
•	Control console
•	Gas distribution cabinet
•	MDX cabinet c/w power supplies and wiring
•	Two 250kg overhead cranes
•	Hydraulic pumping system
•	Magnetron chilled water system including:
–	water pump
–	heat exchanger
–	water tank
–	controller & valve
–	all instrumentation associated with system
•	Motor control center #9 complete with both transformers
Roll Coater Four: RC-4
•	Vacuum Vessel
•	Four complete pump trains including:
–	E2M275 rotary vacuum pumps
–	EH2600 Boosters
–	Aerzen blowers c/w 40 HP GE motors
–	All valves, piping and instrumentation
–	Pump stands
•	Polycold c/w all instrumentation
•	PLC cabinet complete with all cables and instruments
•	Web drive cabinet
•	MDX cabinet c/w power supplies and wiring
•	UPS
•	Magnetron chilled water system including:
–	water pump
–	heat exchanger
–	water tank
–	controller & valve
–	all instrumentation associated with system
•	Motor control center in RC-4 basement c/w two transformers
•	Air handler (RC-4 cooling)
•	One ton crane complete
•	Three ton crane complete

•	Oxygen control panel complete
Roll Coater Five: RC-5
•	Vacuum Vessel
•	Four complete pump trains, including:
–	EZM275 rotary vacuum pumps
–	EH2600 Boosters
–	Aerzen blower c/w 40HP GE motors
–	All valves, piping and instrumentation
–	Pump stands
•	Polycold c/w all instrumentation
•	PLC cabinet complete with all cable and instruments
•	Web drive cabinet
•	MDX cabinet c/w power supplies and wiring
•	UPS
•	Magnetron chilled water system including:
–	Water pump
–	Heat exchanger
–	Water Tank
–	Controller and Valve
–	All instrumentation associated with system
•	Motor control centre in RC-5 basement c/w two transformers
•	Trane air handler (RC-5 cooling)
•	One ton crane complete
•	Oxygen control panel complete
Laminator One: LM-l
•	Sonic cabinet · Control console
•	Two unwind modules
•	Sonic module
•	Rewind module
•	Crush cutter
•	Trim collection system
•	LM-1 Overhead crane
Laminator Two: LM-2
•	Complete heat lamination unit
•	Power transformer c/w switch gear
Packaging Machine One: PM-l
•	Complete four side seal automated packaging machine
•	Exit conveyor
•	Unwind stands

Packaging Machine Two: PM-2
•	Complete 4SS-400 four side seal automated packaging machine
•	4SS Control cabinet
•	Integrated PD120 dressing manufacturing system
Variable speed exit conveyor
•	Power transformer c/w motor control center
Cutting Machines
•	CC-1: One crush cutting machine
•	Azco PC-1 and PC-2: Two Azco pad cutting machines
Packaging Area
•	FF-1: One Friction Feeder (multifeeder technology)
•	Rennco BS-1 and BS-2: Two Bench top heat sealers
Powder Equipment
•	One Brahender Technologies feeder
•	One Jet pulverizer mill
•	One Ultra industries dust collector
•	One Atlas Copco compressor
•	All associated stainless steel piping
•	All associated instrumentation
•	One Rotap machine
•	One Clark lift truck m/n TMX20 s/n TMX250-0762-95A7KF
•	Two crown walk behind fork lifts
•	One STABILITY CHAMBER (ESPEC) m/n EWPL1193-6CWL s/n 357956
•	Eight electric hoists and trolley
•	One Portable crane hoist and trolley
Facility Systems
•	Five complete central vacuum systems along with all stainless steel vacuum lines.
•	Silver Recovery room exhaust fan and associated duct work.
•	One Cargo Caine Eng. Corp. Air Dryer complete with all instrumentation, duct work and coils.
•	Two Bry-Air dehumidification systems (air dryers) complete with all instrumentation, cooling coils and associated ductwork.
•	Two raw material dryers c/w controllers and air filtration systems
•	Controlled environment ventilating and air conditioning unit (VU-1) c/w all
•	instrumentation and auxiliary equipment
•	Controlled environment ventilating and air conditioning unit (AS-9) c/w all
•	instrumentation and auxiliary equipment
•	All temperature & humidity transmitters and data loggers, excluding all Building
•	specific operating controls

•	All differential pressure monitors connected to Lessee’s equipment
•	Nineteen Trane, three Carrier and two MagicAir Air Handling Units
•	Roof fans as identified herein:
–	EF-10 located on roof, services Lab S-2
–	EF-11 located on roof, services Lab S-3
–	EF-12 located on roof, services Lab S-4
–	EF-12 located on roof, services Lab S-1
–	EF-13 located on roof, services Lab S-5
–	EF-14 located on roof, services Lab S-6
–	EF-15 located on roof, services Lab S-7
–	EF-16 located on roof, services Lab S-8
–	EF-9 located on roof, services Lab S-1
–	EF- silver recovery room, located on roof
–	EF- n bio hood located on roof, services Lab S-2
–	EF- panel P 29-31 located on roof, services Lab S-4
–	EF- nucryst new hood located on roof, services Lab S-3
–	EF- bio hood located on roof, services Lab S-1
–	EF- Lab S-1, located in lab
–	EF- RC4 basement, services pump room RC4
–	EF- RC4 basement, services micronizer room
–	EF- RC5 basement, services pump room RC5
–	Air transfer fan located RC4 operating area
–	Air transfer fan located RC5 operating area
Other Equipment
•	Three Atom hydraulic clicker die cutting presses
•	One hydraulic compactor
•	One complete bead blasting unit
•	One target de-bonding station c/w controller and ventilating equipment
Controlled Environments (cleanrooms)
•	Material and shaft racking
•	PM-2 change part racks
•	REPA filters and clean room lighting
•	Roll storage spindle racking
Monitoring and Measurement (Instrumentation)
•	Two Fluke 741B Calibrators
•	One DHI Reference flow monitor (Molbox and Molbloc)
•	One Data precision millivolt standard
•	Two TECHNE TECAL calibrators
•	One HP 34401A Multimeter
•	One Tektronix Oscilloscope
•	Two Prodigit current shunts
•	Troemner Calibration weights

2.0	Laboratory Equipment
•	All laboratory equipment including but not limited to:
–	Fume hoods c/w roof fans
–	Bio-cabinets c/w roof fans
–	Environmental chambers c/w water distillers
–	Autoclaves
–	Centrifuges c/w accessories
–	Refrigeration & Freezers
–	All analytical equipment c/w all accessories
–	BT-1/BT-2: Two Burst testing machines
–	TT-1: One Tensile Tester
–	Pipettors
–	Balances
–	Diluters
–	Incubators
–	Ovens
–	Purifiers
–	PH Meters
–	AA-1/AA-2: Two Atomic Absorption Spectrometers and all associated instrumentation and ducting
•	All research equipment including but not limited to:
–	Interatom coater c/w all auxiliary equipment
–	Argo coater c/w all auxiliary equipment
–	MRC coater c/w all auxiliary equipment
–	Surface preparation equipment
–	Summit laminator
–	Bondtex laminator